UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 10, 2006

CONCENTRA OPERATING CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-15699	75-2822620
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5080 Spectrum Drive Suite 1200 - West Tower Addison, Texas		75001
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (972) 364-8000

Not applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On February 10, 2006, Concentra Inc., the parent corporation of Concentra Operating Corporation (the “Company”), entered into a Waiver to Bridge Loan Agreement (the “Waiver”), waiving certain covenants contained in the Bridge Loan Agreement, dated as of June 25, 2002 (the “Bridge Loan”), among Concentra Inc., as the Borrower, Citicorp North America, Inc., as Administrative Agent for the Lenders, and the other Lenders party thereto from time to time. The Waiver waives compliance with certain covenants contained in the Bridge Loan in order to permit the Company to make an optional prepayment, on or prior to April 14, 2006, in an aggregate amount not to exceed $20,000,000, on term loans currently outstanding under the Credit Agreement, dated as of September 30, 2005, by and among the Company, Concentra Inc., and the several banks and other financial institutions or entities party thereto from time to time as lenders and agents. A copy of the Waiver is being filed as Exhibit 10.25 to this report.

Item 2.02.	Results of Operations and Financial Condition.

On February 14, 2006, the Company issued a press release announcing its financial results for the year and fourth quarter ended December 31, 2005. A copy of this press release is being furnished as Exhibit 99.1 to this report.

Item 7.01.	Regulation FD Disclosure.

On February 14, 2006, in the press release announcing its financial results for the year and fourth quarter ended December 31, 2005, the Company also announced that the Company currently intends to prepay $31,623,000 in senior term indebtedness at the conclusion of the first quarter, in addition to its normal scheduled principal payments. Of this amount, $14,123,000 is being prepaid in compliance with the excess cash flow covenants of the Company’s Senior Credit Facility. The remaining $17,500,000 is being made as an optional prepayment.

Limitation on Incorporation by Reference.

In accordance with general instruction B.2 of Form 8-K, the information in this report furnished pursuant to Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any other filing under the Securities Act of 1933.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.25	Waiver to Bridge Loan Agreement, dated as of February 10, 2006, among Concentra Inc., as the Borrower, Citicorp North America, Inc., as Administrative Agent for the Lenders, and the other Lenders party thereto from time to time.

99.1	Press Release of the Registrant dated February 14, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCENTRA OPERATING CORPORATION (Registrant)

By:	/s/ Richard A. Parr II
Name:	Richard A. Parr II
Title:	Executive Vice President, General Counsel & Corporate Secretary

Date: February 14, 2006

INDEX TO EXHIBITS

EXHIBIT NUMBER
10.25	Waiver to Bridge Loan Agreement, dated as of February 10, 2006, among Concentra Inc., as the Borrower, Citicorp North America, Inc. as Administrative Agent for the Lenders, and the other Lenders party thereto from time to time.

99.1	Press Release of the Registrant dated February 14, 2006.